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     On January 2, 2007, Carreker Corporation (the “Company” or “Carreker”) announced that it entered into an Agreement and Plan of Merger, dated as of December 29, 2006, with CheckFree Corporation (“CheckFree”) and CFA Software Corporation, a wholly-owned subsidiary of CheckFree. Set forth below is (a) a copy of the Company’s and CheckFree’s joint press release dated January 2, 2007, (b) a form of letter distributed to the Company’s clients regarding the proposed merger, (c) a form of email distributed to the Company’s clients regarding the proposed merger, (d) a form of follow-up email to be sent to certain of the Company’s clients regarding the proposed merger, (e) a letter to the Company’s employees announcing the proposed merger (together with an attachment describing CheckFree and its business), and (f) key initial messages about the proposed merger distributed to the Company’s employees.
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[Press Release]

CheckFree Announces Agreement to Acquire Carreker
Combination Will Significantly Expand Software Business,
Extend Leadership in Payment Solutions to Financial Industry
ATLANTA and DALLAS (January 2, 2007) — CheckFree Corporation (Nasdaq: CKFR) today announced it has entered into a definitive agreement to purchase Carreker Corporation (Nasdaq: CANI), significantly expanding its software business and consulting expertise, and broadening its leadership in offering payment solutions to the financial industry. Under the terms of the agreement, CheckFree will acquire all of the outstanding shares of Carreker common stock at a price of $8.05 per share, for a total purchase price of approximately $206 million on a fully diluted basis.
Through this acquisition, CheckFree will expand its presence in payments processing to play a leading role in providing processing and risk management capabilities for ACH, check and cash. It will also become a leading provider of solutions and expert consultancy for the convergence of check and electronic payments.
Carreker, headquartered in Dallas, Texas, is a leading provider of payments technology and consulting services for the financial services industry. The company has more than 250 clients in the United States, United Kingdom, Ireland, Continental Europe, South America, and Australia. It reported revenues of $116.6 million in fiscal 2005, which ended January 31, 2006.
CheckFree and Carreker will help drive innovation in the industry using a number of solutions synergies. Carreker complements CheckFree’s solutions in delivering fraud management, risk mitigation and operational excellence with a substantial potential return on investment in new technology. In addition to each company’s recognized expertise in large-scale system projects and payments application development, the combined company will also be able to leverage Carreker’s world-class payments consulting services and revenue enhancement advisory services.
“This combination will enable financial institutions and corporations to address a range of challenges, from payments convergence and more complex client requirements, to the need for operational efficiency gains and regulatory compliance,” said Pete Kight, CheckFree Chairman and Chief Executive Officer. “In addition, the newly expanded Software unit will have the necessary economies of scale to innovate and support the dramatic transformations underway in financial services.”
“This proposed acquisition is the positive outcome of the strategic alternatives review process that has been underway at Carreker for the past year,” said John D. (Denny) Carreker, Carreker Chairman and Chief Executive Officer. “Combining our businesses will maximize value for Carreker shareholders while creating a leader in payments processing and risk management capabilities in ACH, check and cash.”
The proposed acquisition combines CheckFree’s leadership in payments processing with Carreker’s expertise in check conversion — the ability to capture and process a digital image of a paper check. As a result, the combined organization will be able to convert paper checks into electronic items at the earliest possible points in the payments process — whether at the bank branch, corporate back office or lockbox. Having one provider for these and other capabilities will provide strong value to financial institutions and corporate customers.

The transaction also reaffirms CheckFree’s commitment to global growth as it significantly deepens CheckFree’s relationships with the world’s largest financial institutions and further expands CheckFree’s global presence into new geographic regions. Together, the combined organization will also serve substantially all of the top 100 U.S. banks, creating additional opportunity for CheckFree’s existing solutions.
The proposed acquisition is subject to regulatory review, Carreker shareholder approval, and other customary closing conditions, and is expected to close by March 31, 2007. CheckFree will finance the transaction with a combination of existing cash balances and revolving debt, although there are no financing contingencies in the merger agreement. The transaction is expected to be modestly dilutive to CheckFree’s underlying earnings per share in the current fiscal year (ending June 30, 2007) and in fiscal 2008, and dilutive to GAAP earnings per share in each of 2007 and 2008. The company plans to share specific financial details when the transaction closes.
About Carreker (www.carreker.com)
Carreker Corporation improves earnings for financial institutions around the world. The Company’s integrated consulting and software solutions are designed to increase clients’ revenues and reduce their expenses, while improving security and increasing the value of their customer relationships. Carreker provides products and services to more than 250 clients in the United States, Canada, the United Kingdom, Ireland, continental Europe, Australia, New Zealand, South Africa, South America, Mexico, and the Caribbean. Clients include the full range of community, regional and large banks, among them more than 75 of the largest 100 banks in the United States. Headquartered in Dallas, Texas since 1978, Carreker Corporation has offices in London and Sydney.
About CheckFree (www.checkfreecorp.com)
Founded in 1981, CheckFree Corporation (Nasdaq: CKFR) provides financial electronic commerce services and products to organizations around the world. CheckFree Electronic Commerce solutions enable thousands of financial services providers and billers to offer the convenience of receiving and paying their household bills online, via phone in person through retail outlets. CheckFree Investment Services provides a broad range of investment management solutions and outsourced services to thousands of financial services organizations, which manage about $1.5 trillion in assets. CheckFree Software develops, markets and supports payment processing solutions that are used by financial institutions to process more than two-thirds of the 14 billion Automated Clearing House transactions in the United States, and supports reconciliation, exception management, risk management, transaction process management, corporate actions processing and compliance within thousands of organizations worldwide.
Use of Non-GAAP Financial Information
CheckFree supplements its reporting of total revenues, income (loss) from operations, net income (loss) and earnings (loss) per share information determined in accordance with GAAP by using “underlying revenue,” “underlying income (loss) from operations,” “underlying net income (loss)” and “underlying earnings (loss) per share.” Management believes that certain non-cash adjustments to revenues or expenses enhance its evaluation of CheckFree’s performance, and are not pertinent to day-to-day operational decision making in the business. Therefore, CheckFree excludes these items from GAAP revenue, income (loss) from operations, net income (loss) and earnings (loss) per share in calculating underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share.
Examples of such non-cash charges may include, but not be limited to, intangible asset amortization expense and in-process research and development costs associated with acquisitions, charges associated with the impairment of intangible assets, the impact of discontinued operations, charges resulting from warrants issued to third parties, and charges associated with reorganization activities, all offset by the cumulative tax impact of these charges. CheckFree excludes these items in order to more clearly focus on the factors it believes are pertinent to the daily management of its operations, and its management uses underlying results to evaluate the impact of operational business decisions. CheckFree regularly reports underlying results to its Chairman and Chief Executive Officer and Chief Operating Officer, CheckFree’s chief operating decision makers, who use this information in allocating resources to the various business units. Additionally, as CheckFree rewards its management for their decisions that increase revenues and decrease controllable costs, CheckFree uses underlying revenues and underlying income (loss) from operations as factors in determining short-term incentive compensation for management, and uses underlying revenues, underlying net income (loss) and underlying earnings (loss) per share as factors in determining long-term incentive compensation for management.
Because CheckFree utilizes underlying financial results in the management of its business and to determine incentive compensation for management, CheckFree believes this supplemental information is useful to investors for their independent evaluation and understanding of the performance of CheckFree’s management and its core business performance. CheckFree’s underlying revenues, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share should be considered in addition to, and not as a substitute for, revenues, income (loss) from operations, net income (loss) or earnings (loss) per share or any other amount determined in accordance with GAAP. CheckFree’s measures of underlying revenues, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.
Additional Information and Where to Find It
In connection with the proposed merger, Carreker will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. Investors and security holders of Carreker are urged to read the proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Carreker Investor Relations through the Carreker website at www.carreker.com, or by mail at Carreker Investor Relations, 4055 Valley View Lane, #1000, Dallas, Texas 75244, or by telephone at 972-458-1981. In addition, documents filed with the SEC by Carreker are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.
Carreker and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Carreker in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Carreker’s management and employees in the proposed transaction will be included in the proxy statement of Carreker described above. Information regarding Carreker’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, and in its proxy statement for its 2006 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Carreker as described above.
Forward-Looking Statements
This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Carreker and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Carreker, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of Carreker’s stockholders or government approvals or if either Carreker or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which the companies are subject are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption Risk Factors and elsewhere, including, without limitation, CheckFree’s Annual Report on Form 10-K for the year ended June 30, 2006 (filed September 8, 2006) and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (filed November 8, 2006), and Carreker’s Annual Report on Form 10-K for the year ended January 31, 2006 (filed May 2, 2006) and subsequent Quarterly Reports on Form 10-Q. Copies of CheckFree’s and Carreker’s filings with the SEC can be obtained on their websites, or at the SEC’s website at www.sec.gov. One or more of these factors have affected, and could affect CheckFree’s and Carreker’s business and financial results in future periods, and could cause actual results and issues related to the merger transaction to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and CheckFree and Carreker undertake no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.
# # #

Contacts:	Media:	Investors:
	CheckFree Corporation Judy DeRango Wicks 678-375-1595 jdwicks@checkfree.com	CheckFree Corporation Tina Moore 678-375-1278 tmoore@checkfree.com

	Carreker Corporation Dennis Watson 972-371-1587 dwatson@carreker.com	Carreker Corporation Gary Samberson 972-371-1590 gsamberson@carreker.com
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[Letter to Clients]
As one of Carreker Corporation’s key clients, we wanted you to be aware of an important announcement about the future of our company.
Carreker has entered into a definitive agreement to be acquired by CheckFree Corporation, a leading provider of financial electronic commerce services and products. Subject to final shareholder and regulatory approvals and the satisfaction of other closing conditions, we expect this transaction to be completed by March 31, 2007.

After an exhaustive review of this opportunity, we sincerely believe that this acquisition will bring significant benefits to you as our client. The synergies between CheckFree and Carreker are many, and we are excited to begin leveraging our companies’ strengths. Some key benefits of this acquisition include:
•	It extends our leadership in payments processing by expanding our check conversion offerings and adding substantial capabilities in check imaging and Check 21 payments technology.

•	Carreker will enhance CheckFree’s offerings to banks and other financial services companies in the areas of check and ACH processing, payments risk mitigation, enterprise payment reconcilement, payments revenue optimization, payments strategy consulting, and float management — just to name a few.

•	It creates a single provider that will be uniquely positioned to begin delivering on the promise of convergent payments processing and helping banks conduct more robust and efficient payment interactions with their customers.
As we move into 2007, we will continue to assist you with your technology and consulting needs as we have done in the past. At this time, we have no reason to believe that Carreker’s acquisition will result in major changes to Carreker’s product offerings or personnel.
We will be very proactive in our communications with you to ensure that your experience throughout the transition is seamless. If you have any questions, please do not hesitate to call your Carreker sales contact or relationship manager.
I want to thank you for your past relationship with us and would like to stress our dedication to making it an even richer relationship going forward.
Sincerely,
Denny Carreker
Chairman of the Board, Chief Executive Officer and Director
Carreker Corporation
     Additional Information and Where to Find It
     In connection with the proposed merger, Carreker will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF CARREKER ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Carreker Investor Relations through the Carreker website at www.carreker.com, or by mail at Carreker Investor Relations, 4055 Valley View Lane, #1000, Dallas, Texas 75244, or by telephone at (972) 458-1981. In addition, documents filed with the SEC by Carreker are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov.
     Carreker and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Carreker in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Carreker’s management and employees in the proposed transaction will be included in the proxy statement of Carreker described above. Information regarding Carreker’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, and in its proxy statement for its 2006 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Carreker as described above.
     Forward-Looking Statements
     This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Carreker and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Carreker, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of Carreker’s stockholders or government approvals or if either Carreker or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which Carreker is subject include without limitation the following: dependence on the banking industry, decline in check volumes, fluctuations in operating results, relative fixed costs, product and service mix, lack of long-term agreements, dependence on key personnel, rapid technological change and dependence on new products, ability to attract and retain qualified personnel, customer concentration, competition, proprietary rights, infringement claims, dependence on third parties for technology licenses, liability claims, defects in Carreker’s software and solutions, Carreker’s ability to protect its information technology infrastructure, international operations, changing government and tax regulations, stock price fluctuations, impairment of goodwill or intangible assets, realization of revenue from contracted sales, potential sales, backlog and deferred revenue. In addition, Carreker’s ability to achieve certain anticipated results will be subject to other factors affecting Carreker’s business that are beyond Carreker’s control, including but not limited to general economic conditions, the effect of the proposed merger on Carreker’s business, the effect of government regulation on the conduct of Carreker’s business and the threat of terrorism and acts of war. These and other risks have been identified from time to time in Carreker’s SEC reports and public announcements, including under the caption “Risk Factors” in Carreker’s most recent Annual Report on Form 10-K for the year ended January 31, 2006, which is on file with the SEC.
###
[Email to Clients]
As a key client of ours, I wanted to be the first to share with you some important news about Carreker Corporation.
Carreker has entered into a definitive agreement to be acquired by CheckFree Corporation, a leading provider of financial electronic commerce services and products. Subject to final shareholder and regulatory approvals and the satisfaction of other closing conditions, we expect this transaction to be completed by March 31, 2007.
After an exhaustive review of this opportunity, we sincerely believe that this acquisition will bring significant benefits to you as our client. The synergies between CheckFree and Carreker are many, and we are excited to begin leveraging our companies’ strengths. Some key benefits of this acquisition include:
•	It extends our leadership in payments processing by expanding our check conversion offerings and adding substantial capabilities in check imaging and Check 21 payments technology.

•	Carreker will enhance CheckFree’s offerings to banks and other financial services companies in the areas of check and ACH processing, payments risk mitigation, enterprise payment reconcilement, payments revenue optimization, payments strategy consulting, and float management — just to name a few.

•	It creates a single provider that will be uniquely positioned to begin delivering on the promise of convergent payments processing and helping banks conduct more robust and efficient payment interactions with their customers.
As we move into 2007, we will continue to assist you with your technology and consulting needs as we have done in the past. At this time, we have no reason to believe that Carreker’s acquisition will result in major changes to Carreker’s product offerings or personnel.
At the same time, we will be very proactive in our communications with you to ensure that your experience throughout the transition is seamless.
I want to thank you for your continued relationship with Carreker, and stress our dedication to making it an even richer relationship going forward. We will be in touch with you soon to answer any questions you may have.
Sincerely,
Denny Carreker
Chairman of the Board, Chief Executive Officer and Director
Carreker Corporation
Additional Information and Where to Find It
In connection with the proposed merger, Carreker will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF CARREKER ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Carreker Investor Relations through the Carreker website at www.carreker.com, or by mail at Carreker Investor Relations, 4055 Valley View Lane, #1000, Dallas, Texas 75244, or by telephone at (972) 458-1981. In addition, documents filed with the SEC by Carreker are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov.

Carreker and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Carreker in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Carreker’s management and employees in the proposed transaction will be included in the proxy statement of Carreker described above. Information regarding Carreker’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, and in its proxy statement for its 2006 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Carreker as described above.
Forward-Looking Statements
     This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Carreker and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Carreker, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of Carreker’s stockholders or government approvals or if either Carreker or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which Carreker is subject include without limitation the following: dependence on the banking industry, decline in check volumes, fluctuations in operating results, relative fixed costs, product and service mix, lack of long-term agreements, dependence on key personnel, rapid technological change and dependence on new products, ability to attract and retain qualified personnel, customer concentration, competition, proprietary rights, infringement claims, dependence on third parties for technology licenses, liability claims, defects in Carreker’s software and solutions, Carreker’s ability to protect its information technology infrastructure, international operations, changing government and tax regulations, stock price fluctuations, impairment of goodwill or intangible assets, realization of revenue from contracted sales, potential sales, backlog and deferred revenue. In addition, Carreker’s ability to achieve certain anticipated results will be subject to other factors affecting Carreker’s business that are beyond Carreker’s control, including but not limited to general economic conditions, the effect of the proposed merger on Carreker’s business, the effect of government regulation on the conduct of Carreker’s business and the threat of terrorism and acts of war. These and other risks have been identified from time to time in Carreker’s SEC reports and public announcements, including under the caption “Risk Factors” in Carreker’s most recent Annual Report on Form 10-K for the year ended January 31, 2006, which is on file with the SEC.
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[Follow Up Email to Certain Clients]
Dear <First Name>:
As one of Carreker’s most valued clients, I wanted to reach out to you as a follow-up to a recent letter that you received from Denny Carreker.
Carreker has entered into a definitive agreement to be acquired by CheckFree Corporation, a leading provider of financial electronic commerce services and products. Of course, this is subject to final shareholder and regulatory approvals and the satisfaction of other closing conditions, but we expect this transaction to be completed by March 31, 2007.
All of us at Carreker believe the acquisition to be a positive opportunity for you as our client. As we begin to leverage the companies’ strengths toward common objectives, we expect that you will enjoy a more comprehensive array of technology and consulting solutions designed to improve efficiency, grow revenue, mitigate risk and enhance customer relationships.
Carreker will continue to operate independently until the transaction with CheckFree is closed. At this time, we do not expect significant changes to our staff or product offerings.
As we move into 2007, I will continue to assist you with your technology and consulting requirements as I have done in the past. At the same time, I will be in close communications with you to ensure that your experience throughout the transition process is seamless.
I want to thank you for your continued relationship with Carreker, and stress our dedication to making it an even richer relationship going forward. I look forward to talking to you soon.
Sincerely,
<Name>

Additional Information and Where to Find It
In connection with the proposed merger, Carreker will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF CARREKER ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Carreker Investor Relations through the Carreker website at www.carreker.com, or by mail at Carreker Investor Relations, 4055 Valley View Lane, #1000, Dallas, Texas 75244, or by telephone at (972) 458-1981. In addition, documents filed with the SEC by Carreker are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov.
Carreker and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Carreker in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Carreker’s management and employees in the proposed transaction will be included in the proxy statement of Carreker described above. Information regarding Carreker’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, and in its proxy statement for its 2006 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Carreker as described above.
Forward-Looking Statements
This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Carreker and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Carreker, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of Carreker’s stockholders or government approvals or if either Carreker or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which Carreker is subject include without limitation the following: dependence on the banking industry, decline in check volumes, fluctuations in operating results, relative fixed costs, product and service mix, lack of long-term agreements, dependence on key personnel, rapid technological change and dependence on new products, ability to attract and retain qualified personnel, customer concentration, competition, proprietary rights, infringement claims, dependence on third parties for technology licenses, liability claims, defects in Carreker’s software and solutions, Carreker’s ability to protect its information technology infrastructure, international operations, changing government and tax regulations, stock price fluctuations, impairment of goodwill or intangible assets, realization of revenue from contracted sales, potential sales, backlog and deferred revenue. In addition, Carreker’s ability to achieve certain anticipated results will be subject to other factors affecting Carreker’s business that are beyond Carreker’s control, including but not limited to general economic conditions, the effect of the proposed merger on Carreker’s business, the effect of government regulation on the conduct of Carreker’s business and the threat of terrorism and acts of war. These and other risks have been identified from time to time in Carreker’s SEC reports and public announcements, including under the caption “Risk Factors” in Carreker’s most recent Annual Report on Form 10-K for the year ended January 31, 2006, which is on file with the SEC.
###
[Letter to Employees]
Dear Carreker Employee,
I am pleased to share with you today news of a major event in the life of Carreker Corporation. This morning, we announced that Carreker has entered into an agreement to be acquired by CheckFree Corporation. After a year of diligently assessing a wide range of strategic options for the company, Carreker’s management and board have concluded that this transaction represents the best path forward for our collective stakeholders — our employees, our customers, and our shareholders.
You probably are familiar with the CheckFree name for two main reasons — (1) they are the leader in electronic bill payment and presentment, and (2) they are the leader in ACH processing solutions. While there is, in fact, a good deal more that comprises CheckFree’s business — as you can learn from the attached materials — these represent two of the most exciting areas in today’s payments environment.
As this is an important acquisition for CheckFree, you can be sure they have carefully considered the many sources of value that exist within Carreker. The CheckFree management team has conveyed enthusiasm not only over how our check electronification solutions will expand and complement their existing software business, but over Carreker’s wealth of additional consulting capabilities and technology assets that can help make CheckFree an even more robust and compelling provider of payments solutions.
We expect that it will take roughly 3 months for the transaction with CheckFree to be finalized. During this time, our respective management teams will be working to define exactly how the companies will come together after the acquisition close date. As this integration planning takes shape, we will be as proactive and open as possible in sharing details with you.
I believe that as you come to understand CheckFree’s vision and approach going forward, you will be increasingly excited to be part of it. I am convinced the CheckFree team shares the best of what we cherish in our own culture at Carreker — a dedication to being the best at what we do, a passion for creativity and innovation, and a commitment to delivering value with integrity to our customers.
On a more personal note, I cannot begin to fully express here the pride and gratitude I feel towards the employees of Carreker Corporation. Together we have built something special, and I hope you will experience today as a day of pride and accomplishment.
The challenges we have overcome over the past 3-4 years are no secret. We have almost completely re-invented an aging product line, we have re-energized Carreker’s reputation for industry thought leadership, we have restored customer confidence in our ability to execute large, complex projects – I could go on and on – and these accomplishments have earned us the right to combine forces with a company as dynamic as CheckFree.
I look forward to the opportunity to address you directly, and we will be conducting an all-employee video conference on the morning of Thursday, January 4 at 9 a.m. CST. Video conferencing will be set up in Dallas, Charlotte, Memphis, and London, and dial-in audio access will be available for employees who don’t have access to those locations.
The days ahead will be exciting ones for us all, and I hope you’ll make every effort to participate in these important informational meetings.
Sincerely,
Denny
Additional Information and Where to Find It
In connection with the proposed merger, Carreker will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF CARREKER ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Carreker Investor Relations through the Carreker website at www.carreker.com, or by mail at Carreker Investor Relations, 4055 Valley View Lane, #1000, Dallas, Texas 75244, or by telephone at (972) 458-1981. In addition, documents filed with the SEC by Carreker are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov.
Carreker and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Carreker in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Carreker’s management and employees in the proposed transaction will be included in the proxy statement of Carreker described above. Information regarding Carreker’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, and in its proxy statement for its 2006 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Carreker as described above.
Forward-Looking Statements
This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Carreker and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Carreker, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of Carreker’s stockholders or government approvals or if either Carreker or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which Carreker is subject include without limitation the following: dependence on the banking industry, decline in check volumes, fluctuations in operating results, relative fixed costs, product and service mix, lack of long-term agreements, dependence on key personnel, rapid technological change and dependence on new products, ability to attract and retain qualified personnel, customer concentration, competition, proprietary rights, infringement claims, dependence on third parties for technology licenses, liability claims, defects in Carreker’s software and solutions, Carreker’s ability to protect its information technology infrastructure, international operations, changing government and tax regulations, stock price fluctuations, impairment of goodwill or intangible assets, realization of revenue from contracted sales, potential sales, backlog and deferred revenue. In addition, Carreker’s ability to achieve certain anticipated results will be subject to other factors affecting Carreker’s business that are beyond Carreker’s control, including but not limited to general economic conditions, the effect of the proposed merger on Carreker’s business, the effect of government regulation on the conduct of Carreker’s business and the threat of terrorism and acts of war. These and other risks have been identified from time to time in Carreker’s SEC reports and public announcements, including under the caption “Risk Factors” in Carreker’s most recent Annual Report on Form 10-K for the year ended January 31, 2006, which is on file with the SEC.
ATTACHMENT FOLLOWS:
CHECKFREE CORPORATE OVERVIEW
CheckFree products and services make complex financial activities easier for businesses and consumers.
Through internet work infrastructure and software technologies, CheckFree manages the complexity and risk of financial transaction and operational services for financial organizations worldwide.
CheckFree measures its success against an uncompromising sigma quality framework of continuous process improvement, with an unwavering focus on customer satisfaction and performance excellence.
A history of innovation
Pete Kight, CheckFree chairman and chief executive officer, founded the company in 1981 in Columbus, Ohio. Working out of his grandmother’s basement, Pete started the company with the idea of providing electronic funds transfer services for health and fitness clubs. Today, the business has grown to more than 3,500 employees in 18 cities around the world to provide financial electronic commerce services, products and infrastructures that enable the electronic movement and management of personal and business finances.
CheckFree became a publicly held company in 1995, trading on NASDAQ under the symbol CKFR. CheckFree has continued its commitment to innovation and expansion as the financial electronic commerce market has moved forward, building and managing complementary infrastructures and delivering solutions that address electronic billing and payment, electronic funds transfer, investment services, payment processing, reconciliation, exception management, risk management, transaction process management, corporate actions processing and compliance services.
A culture of achievement
CheckFree is a place where an employee’s best is valued and peak performance is the norm. With an emphasis on the customer experience, CheckFree has integrated sigma quality standards within its operations. The company seeks to cultivate a culture of inclusion by bringing awareness to the differences within our workforce and managing the innovation it yields. Its employees are encouraged to achieve, improve and build on their accomplishments, creating new opportunities for even greater personal and professional achievement.
About CheckFree
•	Revenue of $879.4 million (FY06 ending June 30, 2006)

•	Employing more than 3,500 associates across the divisions – Electronic Commerce, Investment Services and Software – in 18 cities worldwide

•	Powering electronic billing and payment at more than 2,000 online sites serving millions of consumers

•	Supporting more than 2.3 million portfolios totaling more than $1.5 trillion in assets

•	Processing more than 75 percent of the 14 billion Automated Clearing House (ACH) transactions in the United States

CheckFree Divisions
Electronic Commerce
•	Helps banks optimize their online channel to drive customer acquisition, retention and profitability through a wide range of solutions-including electronic billing and payment, online money management tools, mobile commerce solutions, security and fraud prevention services, online account opening and funds transfers, and small business solutions

•	Supports online billing and payment services for millions of consumers through more than 2,000 Consumer Service Providers (CSPs) in the United States, including banks, brokerages, Internet portals and personal financial management (PFM) software. Clients include Bank of America, U.S. Bank, USAA, SunTrust, Wachovia, Washington Mutual and Wells Fargo, along with thousands of regional and community financial institutions

•	Enables the electronic delivery of all the bills considered most relevant to a U.S. household. Clients include AT&T, Bloomingdale’s, JCPenney, Progressive Insurance, Macy’s and Sprint, along with hundreds of regional and local billers

•	Processes more than 100 million payments each month; more than 84 percent of these payments are managed completely electronically

•	Provides walk-in bill payment solutions at more than 10,000 retail locations throughout the United States

•	Provides electronic invoice presentment and payment capabilities for business customers

•	Delivers targeted, flexible and scalable applications to meet the operational, financial and membership management needs of health and fitness clubs worldwide
Investment Services
•	Provides a broad range of investment management services to hundreds of financial institutions in the United States. Clients include Charles Schwab Inc., Merrill Lynch, Ernst & Young, AG Edwards, Barclays and AIM, along with hundreds of other investment firms

•	Includes more than 2.3 million portfolios under management, totaling more than $1.5 trillion in assets

•	Delivers an innovative, advanced Separately Managed Accounts platform that provides remote processing services to sponsor firms, money managers and financial advisors for the automation of investment management, trading, portfolio performance and investor reporting

•	Enables approximately 100 of the top Wall Street sponsor firms and 150 separate account managers to interface and operate in a straight through processing environment
Software
•	Helps clients drive profitability and performance through CheckFree’s Applied Operational IntelligenceSM approach, which includes a unique combination of innovative software, industry expertise and collaborative partnership. Clients include the United States Treasury, Bank of America, Fifth Third Bank, Deutsche Bank, Citigroup and UBS Asset Management, along with hundreds of other banks, securities firms and corporations worldwide

•	Delivers solutions that address reconciliation, exception management, transaction process management, corporate actions processing, payments processing, risk management and compliance. CheckFree solutions are SWIFTReady Gold certified in both cash and securities reconciliation

•	Offers market-leading SWIFTReady Gold-certified financial messaging and SWIFTReady-certified corporate actions solutions for post-trade automation to facilitate straight through processing

•	Processes more than 75 percent of the 14 billion Automated Clearing House (ACH) transactions in the United States and provides compliance solutions and services for most of the largest financial services companies in the United States
###

[Key Messages to Employees]
1.	Carreker has entered into a definitive agreement to be acquired by CheckFree Corporation
a.	Subject to final shareholder and regulatory approval, as well as the satisfaction of other closing conditions

b.	Expected to be completed by March 31, 2007
2.	This represents the successful culmination of the Strategic Alternatives Review process that has been underway for the past year

3.	Carreker’s integration into CheckFree aligns in numerous ways with the strategic intent Carreker has articulated over the past year
a.	Payments convergence – CheckFree and Carreker will be joining forces in this important space

b.	Scale advantage – CheckFree’s last fiscal year GAAP revenue (year-end June 30, 2006) was $879.4 million and their current market cap is approximately $3.5 billion

c.	Entry into new geographic and vertical markets – A world wide presence with representation in multiple vertical markets

d.	Established payments processing capability – Over 310 million electronic bill pay transactions in their last fiscal quarter
4.	This acquisition is being led by CheckFree’s Software Division
a.	Nearly $110 million revenues for the past fiscal year

b.	Major current product areas include ACH processing, Enterprise Reconcilement, and Transaction Process Management for securities and cash transactions

c.	Committed growth business for CheckFree
5.	We believe this transaction positions us to better serve our core customer base and to build more compelling career paths for our employees
a.	Deep, long-term customer relationships

b.	Positive culture

c.	Domain expertise

d.	Commitment to innovation and growth
6.	We understand that each employee’s first concern is over his or her direct outcome in this process, and we will work diligently to define and communicate plans as expeditiously and accurately as possible.

7.	Based on reviews and analysis performed to date, it is CheckFree’s current expectation that Carreker’s key business lines and employee locations will continue forward. CheckFree recognizes each business unit’s unique attributes and contributions towards Carreker’s success, and will be thoughtful in determining how to best preserve and expand that success.

8.	During the next 60-90 days, we will be engaging selected management team members and employees to help in defining an integration plan

9.	Carreker will continue to operate as an independent, public company until the actual close date for this transaction. However, Carreker and CheckFree will immediately begin work on integration planning, and information will be shared with you as soon as it is possible to do so.

10.	We are confident that this announcement will resonate positively with our customer base, and we will be actively going out to customers to share our joint vision and address any concerns that may arise. Carreker’s executives, ARMs, and business unit sales teams have been specifically briefed on what we can, and cannot, say to customers at this point, and we would request that you direct any customer inquiries to one of those individuals.
Additional Information and Where to Find It
In connection with the proposed merger, Carreker will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF CARREKER ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Carreker Investor Relations through the Carreker website at www.carreker.com, or by mail at Carreker Investor Relations, 4055 Valley View Lane, #1000, Dallas, Texas 75244, or by telephone at (972) 458-1981. In addition, documents filed with the SEC by Carreker are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov.
Carreker and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Carreker in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Carreker’s management and employees in the proposed transaction will be included in the proxy statement of Carreker described above. Information regarding Carreker’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, and in its proxy statement for its 2006 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Carreker as described above.
Forward-Looking Statements
This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Carreker and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Carreker, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of Carreker’s stockholders or government approvals or if either Carreker or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which Carreker is subject include without limitation the following: dependence on the banking industry, decline in check volumes, fluctuations in operating results, relative fixed costs, product and service mix, lack of long-term agreements, dependence on key personnel, rapid technological change and dependence on new products, ability to attract and retain qualified personnel, customer concentration, competition, proprietary rights, infringement claims, dependence on third parties for technology licenses, liability claims, defects in Carreker’s software and solutions, Carreker’s ability to protect its information technology infrastructure, international operations, changing government and tax regulations, stock price fluctuations, impairment of goodwill or intangible assets, realization of revenue from contracted sales, potential sales, backlog and deferred revenue. In addition, Carreker’s ability to achieve certain anticipated results will be subject to other factors affecting Carreker’s business that are beyond Carreker’s control, including but not limited to general economic conditions, the effect of the proposed merger on Carreker’s business, the effect of government regulation on the conduct of Carreker’s business and the threat of terrorism and acts of war. These and other risks have been identified from time to time in Carreker’s SEC reports and public announcements, including under the caption “Risk Factors” in Carreker’s most recent Annual Report on Form 10-K for the year ended January 31, 2006, which is on file with the SEC.